SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 20, 2006


                             ARROW ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            NEW YORK                1-4482                       11-1806155
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(State or Other Jurisdiction     (Commission File              (IRS Employer
       of Incorporation)            Number)                  Identification No.)


    50 MARCUS DRIVE, MELVILLE, NEW YORK                            11747
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 (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (631) 847-2000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective as of October 20, 2006, Arrow Electronics, Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") with Mark Settle, Vice President and Chief Information Officer of the Company, providing for his resignation and amending the terms of his employment agreement with the Company dated January 1, 2003.

The Letter Agreement provides for, among other things, that (i) Mr. Settle resigned from the Company effective as of August 31, 2006, (ii) commencing on September 1, 2006 and ending on the earlier of (A) March 15, 2007 and (B) the day Mr. Settle commences alternative employment, Mr. Settle will be on inactive or "RA" status with the Company (such period, the "RA Period"), (iii) Mr. Settle's active participation in the Company's 401(k) Plan, ESOP and SERP ended on August 31, 2006, (iv) the Company will make a lump-sum payment of $250,000 to Mr. Settle on October 20, 2007 in recognition of the fact that Mr. Settle had not vested in his SERP benefits as of August 31, 2006, (v) Mr. Settle will remain covered by the Company's medical plan during the RA Period under the same terms and conditions as an active employee, although his participation in all other welfare benefit and fringe benefit plans ended on August 31, 2006, (vi) subject to certain provisions included in the Letter Agreement, any unvested stock options, restricted stock and performance shares granted to Mr. Settle prior to June 30, 2006 were vested on June 30, 2006 and will remain exercisable until January 31, 2008, (vii) on March 15, 2007 the Company will pay Mr. Settle $544,605 in lieu of salary for the period September 1, 2006 through January 31, 2008; (viii) provided Mr. Settle is still on RA status on December 31, 2006, on March 15, 2007 the Company will pay him the sum of (A) an amount equal to 88.88% of the bonus payable to him under the Company's Management Incentive Compensation Plan for 2006 based on his target bonus for 2006 (at 100% of target, the 2006 payment would be $173,329) and (B) $133,198 in lieu of bonuses for 2007 and 2008; (ix) the Company will pay the cost of outplacement consulting services incurred by Mr. Settle up to $50,000; (x) the change of control agreement dated November 5, 2001 between Mr. Settle and the Company terminated on August 31, 2006.

The preceding summary of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement, a copy of which is filed herewith as
Exhibit 10.1 and is hereby incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

                (a)      Financial Statements of Business Acquired:

                         Not applicable.

                (b)      Pro Forma Financial Information:

                         Not applicable.

                (c)      Shell Company Transactions:

                         Not applicable.


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

                (d)      Exhibits:

                           EXHIBIT
                             NO.                   DESCRIPTION
                             ---                   -----------

                            10.1 Letter Agreement between Arrow Electronics, Inc. and Mark Settle effective as of October 20, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARROW ELECTRONICS, INC.


Date:  October 20, 2006                By:    /s/ Peter S. Brown
                                              -------------------------------
                                       Name:  Peter S. Brown
                                       Title: Senior Vice President and General
                                              Counsel


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